SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 2003


                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


        1-13165                                          59-2417093
(Commission File Number)                       (IRS Employer Identification No.)


              1655 Roberts Boulevard N.W., Kennesaw, Georgia 30144
                       ---------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 419-3355
                       ---------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 19, 2003 and August 20, 2003, respectively, CryoLife, Inc. ("CryoLife") issued press releases relating to the appointment of Thomas J. Lynch, J.D., Ph.D., as Vice President of Regulatory Affairs & Quality Assurance, and Gregory Ray, M.D., as Associate Medical Director. CryoLife hereby incorporates by reference herein the information set forth in its Press Releases dated August 19, 2003 and August 20, 2003, respectively, copies of which are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number        Description
         --------------        -----------

         99.1                  Press Release dated August 19, 2003

         99.2                  Press Release dated August 20, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRYOLIFE, INC.



Date:  August 21, 2003                 By: /s/ D. Ashley Lee
                                          --------------------------------------
                                          Name:  D. Ashley Lee
                                          Title: Vice President, Chief Financial
                                                 Officer and Treasurer

                                  EXHIBIT INDEX



Exhibit Number        Description                             Page
--------------        -----------                             ----

99.1     Press Release dated August 19, 2003                    5

99.2     Press Release dated August 20, 2003                    7